UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   AUGUST 8, 2002

EQUITABLE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	1-3551	25-0464690
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Oxford Centre, Suite 3300, 301 Grant Street, Pittsburgh, Pennsylvania 15219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (412) 553-5700

NONE

(Former name or former address, if changed since last report)

Item 9.            Regulation FD Disclosure

                        On August 7, 2002, each of the Principal Executive Officer, Murry S. Gerber, and Principal Financial Officer, David L. Porges, of Equitable Resources, Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

                        A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

SIGNATURE

                        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EQUITABLE RESOURCES, INC.
(Registrant)

	By	/s/ David L. Porges
David L. Porges
Executive Vice President and
Chief Financial Officer

August 8, 2002

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Statement Under Oath of Principal Executive Officer dated August 7, 2002

99.2	Statement Under Oath of Principal Financial Officer dated August 7, 2002